Exhibit 10.6
INDEX SUBLICENSE AGREEMENT
This INDEX SUBLICENSE AGREEMENT (“Agreement”), effective as of June 11, 2025 (the “Commencement Date”) is made by and between VanEck Digital Assets, LLC (“Sponsor”), having an office at 666 Third Avenue, 9th Floor, New York, NY 10017, United States of America, and the VanEck Solana ETF (“Licensee”).
WHEREAS, Sponsor has licensed the use of MarketVector™ Solana Benchmark Rate (the “Index”); and Sponsor uses in commerce and has the right to use, the trade name and service mark rights to “MarketVector” (the “Mark”); and
WHEREAS, Licensee wishes to use the Index and the Mark; and
WHEREAS, Licensee wishes to obtain Sponsor’s authorization to use the Index and the Marks pursuant to the terms and conditions hereinafter set forth.
1.    Grant of License. Sponsor hereby grants to Licensee a transferable, worldwide license, (i) to use the and (ii) to use and refer to the Mark as Licensee deems necessary or desirable under any applicable law, rules, regulations or provisions of this Agreement, but, in each case, only to the extent necessary to indicate the source of the Index. It is expressly agreed and understood by Licensee that no rights to use the Index and the Mark are granted hereunder other than those specifically described and expressly granted herein.
2.    Notices and Disclaimers.
(a)    Licensee shall use the following notice when referring to an Index in any informational materials, including, where applicable, all prospectuses, registration statements, web sites, investor letters, advertisements, brochures and promotional and any other similar informational materials (including documents required to be filed with governmental or regulatory agencies) that in any way use or refer to Sponsor, the Index:
“The [Fund] is not sponsored, endorsed, sold or promoted by MarketVector Indexes GmbH and MarketVector Indexes GmbH makes no representation regarding the advisability of investing in the [Fund].
[Index] (the “Index”) is the exclusive property of MarketVector Indexes GmbH, which has contracted with Structured Solutions AG to maintain and calculate the Index. Structured Solutions AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the MarketVector Indexes GmbH, Structured Solutions AG has no obligation to point out errors in the Index to third parties.”
or such similar language as may be approved in advance by Sponsor.
(b)    Licensee shall at all times be responsible for ensuring compliance by each sublicensee and subsidiary with the terms of this Agreement.

(c)    Licensee agrees expressly to include all of the following disclaimers and limitations in each prospectus:
“The Fund is not sponsored, endorsed, sold or promoted by MarketVector Indexes GmbH (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the [Fund] or any member of the public regarding the advisability of investing in securities generally or in the [Fund] particularly or the ability of the [Index] to track the performance of the relevant securities markets. The [Index] is determined and composed by the Licensor without regard to the Licensee or the [Fund]. The Licensor has no obligation to take the needs of the Licensee or the owners of the [Fund] into consideration in determining or composing the [Index]. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the [Fund] to be issued or in the determination or calculation of the equation by which the [Fund] is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the [Fund].
LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE [INDEX] OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE [FUND], OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE [INDEX] OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE [INDEX] OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The [Fund] is not sponsored, promoted, sold or supported in any other manner by Structured Solutions AG nor does Structured Solutions AG offer any express or implicit guarantee or assurance either with regard to the results of using the [Index] and/or [Index] trade mark or the Index price at any time or in any other respect. The [Index] is calculated and published by Structured Solutions AG. Structured Solutions AG uses its best efforts to ensure that the [Index] is calculated correctly. Irrespective of its obligations towards the Licensor, Structured Solutions AG has no obligation to point out errors in the [Index] to third parties including but not limited to investors and/or financial intermediaries of the financial instrument. Neither publication of the [Index] by Structured Solutions AG nor the licensing of the [Index] or [Index] trade mark for the purpose of use in connection with the financial instrument constitutes a recommendation by Structured Solutions AG to invest capital in said financial instrument nor does it in any way represent an assurance or opinion of Structured Solutions AG with regard to any investment in this financial instrument. Structured Solutions AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of the financial instrument’s prospectus.”
(d)    Any changes in the foregoing disclaimers and limitations must be approved in advance in writing by an authorized officer of Licensor.

3.    Term. The term of this Agreement shall commence on the Commencement Date and shall continue in effect thereafter for a period of three (3) years from the date hereof. Thereafter, it shall automatically renew for successive renewal terms of one (1) year each, unless Licensee provides to Sponsor at least sixty (60) days’ prior written notice of its intention not to renew this Agreement effective upon expiration of the then-current term or renewal term. Notwithstanding the foregoing, Licensee, at its sole discretion, may terminate this Agreement immediately with respect to any Index, to the extent no Fund is based on such Index.
4.    License Fees. Licensee shall pay to Sponsor the license fees (“License Fees”) specified and provide the data called for in Exhibit A, attached hereto and made a part hereof.
5.    Other Matters.
(a)    For the avoidance of doubt, Licensee shall have the right to grant a sub-license to any Fund for which the Licensee (or its affiliate) serves as the investment adviser, provided that such sub-license incorporates the restrictions with respect to the license set forth in this Agreement.
(b)    This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. This Agreement supersedes all previous agreements between the parties with respect to the subject matter of this Agreement. There are no oral or written collateral representations, agreements, or understandings except as provided herein. If any provisions of this Agreement are for any reason declared to be invalid or unenforceable, the validity of the remaining provisions shall not be affected thereby.
(c)    This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of New York and the parties hereby submit to the exclusive jurisdiction of the federal courts of the New York or any New York state court with respect to any dispute arising out of or under this Agreement.
(d)    No breach, default, or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary nature of any property which is the subject of this Agreement.
(e)    All notices and other communications under this Agreement shall be (i) in writing, (ii) delivered by hand, by registered or certified mail, return receipt requested, or by email, and (iii) deemed given upon receipt.
Notice to Sponsor:    VanEck Digital Assets, LLC
Email: legalnotices@vaneck.com
Notice to Licensee:    VanEck Solana ETF
Email: legalnotices@vaneck.com
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

VANECK SOLANA ETF
By: VanEck Digital Assets, LLC, solely in its capacity as sponsor

/s/ Matthew Babinsky
Name: Matthew Babinsky
Title: Vice President

VANECK DIGITAL ASSETS, LLC

/s/ Matthew Babinsky
Name: Matthew Babinsky
Title: Vice President

EXHIBIT A
LICENSE FEES
The compensation for the license fees is included in the Sponsor Fee (as such term is defined in the Licensee’s current registration statement) the Licensee will pay the Sponsor.
D-1